Exhibit (j)(2)

POWER OF ATTORNEY

The undersigned Trustee of EQ Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/Mark A. Barnard Mark A. Barnard	Trustee	April 23, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/Thomas W. Brock Thomas W. Brock	Trustee	April 23, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Donald Foley Donald Foley	Trustee	April 23, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/Christopher Komisarjevsky Christopher Komisarjevsky	Trustee	April 23, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

H. Thomas McMeekin H. Thomas McMeekin	Trustee	April 23, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/Gloria D. Reeg Gloria D. Reeg	Trustee	April 23, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/Gary Schpero Gary Schpero	Trustee and Chairman	April 23, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/Kathleen Stephansen Kathleen Stephansen	Trustee	April 23, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/Caroline Williams Caroline Williams	Trustee	April 23, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/Steven M. Joenk Steven M. Joenk	Trustee, President and Chief Executive Officer	April 23, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Michael Clement Michael Clement	Trustee	April 23, 2020

POWER OF ATTORNEY

The undersigned Trustee of EQ Premier VIP Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, William T. MacGregor, Esq. and Mark C. Amorosi, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, including any and all amendments to the Trust’s registration statement, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares or additional shares of beneficial interest of the Trust or any of its series or classes thereof, and the registration of the Trust or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Trust’s registration statement; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his or her behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Brian Walsh Brian Walsh	Chief Financial Officer and Treasurer	April 23, 2020